DELAWARE GROUP® CASH RESERVE
Delaware Cash Reserve® Fund (the “Fund”)

Supplement to the Statement of Additional Information dated July 29, 2014

The following information replaces Fundamental Investment Restriction numbers 1 and 6 in the section entitled, “Investment Objective, Restrictions, and Policies – Fundamental Investment Restrictions” of the Fund’s Statement of Additional Information.

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry or group of industries; provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in bank instruments.

6. May not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the Investment Company Act of 1940, as amended (“1940 Act”), any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof, may permit. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please keep this supplement for future reference.

This Supplement is dated April 8, 2015.